NUMBER

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS

# EPAZZ, INC.

## COMMON STOCK

60,000,000 AUTHORIZED COMMON SHARES

SHARES

*** ***

USIP NO. 29413V 10 1

# Specimen

*This Certifies That*

*is the Registered Owner ~~of~~*

*Fully Paid and Non-Assessable Shares of Common Stock Each of* **Epazz, INC.**

Transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Illinois, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[redacted]

AUTHORIZED SIGNATURE

*Dated:*

Epazz, Inc.
CORPORATE
SEAL
March 23, 2000
ILLINOIS

President

Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

| | | | |
|---|---|---|---|
| TEN COM | – as tenants in common | UNIF GIFT MIN ACT – | ________ Custodian ________ |
| TEN ENT | – as tenants by the entireties | | (Cust) (Minor) under the Uniform Gifts to Minors |
| JT TEN | – as joint tenants with right of survivorship and not as tenants in common | | Act ____________ (State) |

Additional abbreviations may also be used though not in the above list.

For value received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

______________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

______________________________________________

______________________________________________ Shares

of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________________ Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

______________________________

NOTICE: The signature to this assignment must correspond with the name as it is written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.

THIS SPACE MUST NOT BE COVERED IN ANY WAY